UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

120 Park Avenue, New York, New York		10017-5592
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (917) 663-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 30, 2016, Philip Morris International Inc. (“PMI”) entered into an agreement, effective October 1, 2016, to extend the term of its existing $3.5 billion revolving credit facility, dated as of October 1, 2015 (as amended or modified from time to time, the “Credit Agreement”), with each lender named therein, Citibank Europe PLC, UK Branch (legal successor to Citibank International Limited), as facility agent, and Citibank, N.A., as swingline agent (the “Extension Agreement”). The Extension Agreement extends the expiration date of the Credit Agreement from October 1, 2020 to October 1, 2021 pursuant to Section 2.23 of the Credit Agreement. All other material terms and conditions of the Credit Agreement remain in full force and effect.

Some of the lenders under the Credit Agreement and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain affiliates of the lenders under the Credit Agreement are underwriters of certain of PMI’s note issuances. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the lenders under the Credit Agreement and their respective affiliates. In addition, certain of the lenders under the Credit Agreement and their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

The description above of the Extension Agreement is a summary and is qualified in its entirety by reference to the full text of the Extension Agreement, which is filed as Exhibit 10.1 to this report and incorporated herein by reference. The Credit Agreement was previously filed as Exhibit 10.1 to PMI’s Current Report on Form 8-K (File No. 1-33708) filed with the Securities and Exchange Commission on October 5, 2015.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Extension Agreement, effective October 1, 2016, among PMI, each lender named therein, Citibank Europe PLC, UK Branch (legal successor to Citibank International Limited), as facility agent, and Citibank, N.A., as swingline agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ JERRY WHITSON
Name:	Jerry Whitson
Title:	Deputy General Counsel and
Corporate Secretary

DATE: August 31, 2016

EXHIBIT INDEX

Exhibit Number	Description

10.1	Extension Agreement, effective October 1, 2016, among PMI, each lender named therein, Citibank Europe PLC, UK Branch (legal successor to Citibank International Limited), as facility agent, and Citibank, N.A., as swingline agent